Dreyfus Opportunistic Midcap Value Fund
Summary Prospectus December 31, 2018
Class Ticker A DMCVX C DVLCX I DVLIX Y DMCYX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at http://im.bnymellon.com/literaturecenter. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated December 31, 2018 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks to surpass the performance of the Russell Midcap® Value Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or shares of other funds in the Dreyfus Family of Funds that are subject to a sales charge. More information about sales charges, including these and other discounts and waivers, is available from your financial professional and in the Shareholder Guide section beginning on page 9 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	.75	.75	.75	.75
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees)	.41	.41	.14	.04
Total annual fund operating expenses	1.16	1.91	.89	.79
*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the

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end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$686	$922	$1,177	$1,903
Class C	$294	$600	$1,032	$2,233
Class I	$91	$284	$493	$1,096
Class Y	$81	$252	$439	$978

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$686	$922	$1,177	$1,903
Class C	$194	$600	$1,032	$2,233
Class I	$91	$284	$493	$1,096
Class Y	$81	$252	$439	$978

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 100.55% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid-cap companies. The fund currently considers mid-cap companies to be those with market capitalizations, at the time of purchase, within the market capitalization range of companies comprising the Russell Midcap® Value Index, the fund's benchmark index. As of November 30, 2018, the market capitalizations of the largest and smallest companies included in the index were approximately $36 billion and $110 million, respectively, and the weighted average and median market capitalizations of the index were approximately $14 billion and $7 billion, respectively. The fund's portfolio managers identify potential investments through extensive quantitative and fundamental research. The fund focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: relative value, business health, and business momentum.

In constructing the fund's portfolio, the fund's portfolio managers use an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio managers. Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with its economic balance sheet. The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace. Mid-cycle estimates, growth prospects and identification of competitive advantages are used to calculate a stock's intrinsic value. The strategy invests in stocks priced in the market at a discount to intrinsic value which have a catalyst present to enable higher revaluation. Additionally, a company's stated and hidden liabilities and assets are included in the portfolio managers' economic balance sheet calculation for the company.

The fund typically sells a stock when, in the portfolio managers' view, it approaches intrinsic value, a significant deterioration of fundamental expectations develops, the catalyst becomes impaired based on subsequent events or a better risk/reward opportunity is presented in the marketplace. In addition, at times, the fund may engage in active and frequent trading, which will increase portfolio turnover.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

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• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Value stock risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q3, 2009: 23.44% Worst Quarter Q3, 2011: -24.80%
The year-to-date total return of the fund's Class A shares as of September 30, 2018 was 5.11%.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

For the fund's Class C, I and Y shares, periods prior to the inception date reflect the performance of the fund's Class A shares, without reflecting any applicable sales charges for Class A shares. Such performance figures have not been adjusted, however, to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class C shares for such periods would have been lower. Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same expenses.

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Average Annual Total Returns (as of 12/31/17)
Class (Inception Date)	1 Year	5 Years	10 Years
Class A returns before taxes	8.97%	11.83%	9.12%
Class A returns after taxes on distributions	5.51%	8.79%	7.34%
Class A returns after taxes on distributions and sale of fund shares	7.10%	8.84%	7.12%
Class C (5/30/08) returns before taxes	13.79%	12.32%	8.95%
Class I (5/30/08) returns before taxes	15.98%	13.47%	10.03%
Class Y (7/1/13) returns before taxes	16.09%	13.50%	9.94%
Russell Midcap® Value Index reflects no deductions for fees, expenses or taxes	13.34%	14.68%	9.10%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

The fund is managed by a team of portfolio managers employed by Dreyfus and BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus. The team consists of David Daglio, the lead portfolio manager, James Boyd, Brian Duncan and Dale Dutile. Mr. Daglio, a senior managing director at BNY Mellon Asset Management North America Corporation, has been the fund's primary or lead portfolio manager since September 2003. Messrs. Boyd and Dutile are each managing directors, equity research analysts and portfolio managers at BNY Mellon Asset Management North America Corporation. Messrs. Boyd and Dutile have been portfolio managers of the fund since December 2008. Mr. Duncan is a director at BNY Mellon Asset Management North America Corporation and has been a portfolio manager of the fund since November 2017.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

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This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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